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                                                                      EXHIBIT 23



                              [CROWE CHIZEK LOGO]





                        CONSENT OF INDEPENDENT AUDITORS





We consent to the incorporation by reference in the Registration Statement of Southern Michigan Bancorp, Inc. on Form S-3 (Registration No. 33-24977), of our report dated February 17, 1999 on the consolidated financial statements of Southern Michigan Bancorp, Inc., which report is included in the 1998 Annual Report on Form 10-K of Southern Michigan Bancorp, Inc.




                                             /s/ Crowe, Chizek and Company LLP

                                                 Crowe, Chizek and Company LLP




Grand Rapids, Michigan
March 24, 1999